SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
          SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

 [ ] Preliminary proxy statement           [ ] Confidential, for use of the
                                               Commission only (as permitted by
                                               Rule 14a-6(e)(2))
 [X] Definitive proxy statement
 [ ] Definitive additional materials
 [ ] Soliciting material pursuant to Rule 14a-12

                                  ULTICOM, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

 [ ] Fee paid previously with preliminary materials:

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                                  ULTICOM, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 18, 2003

The undersigned hereby appoints Shawn Osborne, Mark Kissman and William F. Sorin, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot and, in their discretion, upon such other matters as may properly come before the meeting, all of the shares of Common Stock of Ulticom, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. Eastern Daylight Time on Wednesday, June 18, 2003 at The Enterprise Center at Burlington County College, 3331 Route 38, Mount Laurel, N.J., and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Ulticom(R)
ULTICOM, INC.
1020 BRIGGS ROAD
MT. LAUREL, NJ 08054

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Ulticom, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                          ULTCOM     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

          THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ULTICOM, INC.

          Vote On Directors

          Directors Recommend: A vote "FOR" election of the following nominees:

          1. 01) Kobi Alexander, 02) Paul D. Baker, 03) Zvi Bar-On, 04) Ron Hiram, 05) Yaacov Koren, 06) David Kreinberg, 07) Rex A. McWilliams, 08) Shawn Osborne, 09) William F. Sorin

           Vote On Proposal

           Directors Recommend:  A vote "FOR" the following proposal:

          2. Ratification of engagement of Deloitte & Touche LLP as independent auditors.

           *NOTE* such other business as may properly come before the meeting or any adjournment thereof.

For  Withold  For All       To withold authority to vote, mark "For All Except"
All    All     Except       and write the nominee's number on the line below.

0       0        0          --------------------------------------------------

                                                For     Against     Abstain

                                                 0          0           0

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Signature [PLEASE SIGN WITHIN BOX]   Date       Signature (Joint Owners)    Date